Income Taxes	12 Months Ended
Dec. 31, 2019
Income Tax Disclosure [Abstract]
INCOME TAXES

NOTE 8.   INCOME TAXES

The income tax provision (benefit) consists of the following:

	December 31,
	2019	2018
Current
Federal	$768,006	$—
State	—	—
Deferred
Federal	—	—
State	—	—
Income tax provision expense	$768,006	$—

The Company's net deferred tax assets are as follows:

	December 31,
	2019	2018
Deferred tax asset
Net operating loss carryforward	$—	$—
Startup/Organizational Costs	118,728	124
Total deferred tax assets	118,728	124
Valuation Allowance	(118,728)	(124)
Deferred tax asset, net of allowance	$—	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2019, the valuation allowance was approximately $119,000.

A reconciliation of the statutory federal income tax rate (benefit) to the Company's effective tax rate (benefit) is as follows:

	2019	2018
Statutory federal income tax rate	21.0%	21.0%
State taxes, net of federal tax benefit	0.0%	0.0%
Federal tax rate change	0.0%	0.0%
Valuation allowance	3.8%	(21.0)%
Income tax provision expense	24.8%	0.0%